Exhibit 10.3

OPEN END MORTGAGE TO SECURE PRESENT AND FUTURE LOANS UNDER CHAPTER 25 OF TITLE 34.

FIRST AMENDMENT TO CONSTRUCTION MORTGAGE DEED, ASSIGNMENT OF

LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING

ALEXION MANUFACTURING LLC, as Mortgagor

in favor of

iSTAR FINANCIAL INC., as Mortgagee

Dated: July 18, 2007

Location: Town of Smithfield, Rhode Island

PREPARED BY AND WHEN RECORDED RETURN TO:

Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, Illinois 60661-3693
Attn: Victoria Shusterman, Esq.

OPEN END MORTGAGE TO SECURE PRESENT AND FUTURE LOANS UNDER CHAPTER 25 OF TITLE 34.

FIRST AMENDMENT TO CONSTRUCTION MORTGAGE DEED, ASSIGNMENT OF

LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING

THIS FIRST AMENDMENT TO CONSTRUCTION MORTGAGE DEED, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (the “Amendment”) is made as of the 18th day of July, 2007 (the “Effective Date”) by ALEXION MANUFACTURING LLC, a Delaware limited liability company, having an address at c/o Alexion Pharmaceuticals, Inc., 352 Knotter Drive, Cheshire, Connecticut 06410, (“Mortgagor”) in favor of iSTAR FINANCIAL INC., a Maryland corporation, having an address at 1114 Avenue of the Americas, 27th Floor, New York, New York 10036 (“Mortgagee”).

RECITALS

A. Mortgagor executed and delivered to Mortgagee that certain Construction Mortgage Deed, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of July 11, 2006, which Mortgage was recorded with the Records of Land Evidence of the Town of Smithfield in the State of Rhode Island in Book 504 at Page 14 (the “Mortgage”), and which Mortgage encumbers among other things, the property legally described in Exhibit A. All terms not otherwise defined herein shall have the meanings ascribed to such terms in that certain Loan and Security Agreement dated as of July 11, 2006, by and between Mortgagor and Mortgagee, as amended by that First Amendment to Loan Agreement and Other Loan documents dated of even date herewith (together, the “Loan Agreement”). All terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

B. Mortgagor has requested and Mortgagee has agreed to, among other things, increase the Loan to $44,000,000.00 and extend the term of the Loan.

C. Accordingly, Mortgagor and Mortgagee now desire to amend the Mortgage.

NOW THEREFORE, the Mortgage is hereby amended as follows:

1. All references to the Loan in the Mortgage whether expressed in writing or in numbers, are hereby modified from Twenty-Six Million and No/100 Dollars ($26,000,000.00) to Forty-Four Million and No/100 Dollars ($44,000,000.00). The Mortgage (as modified by this Amendment) shall secure the Loan as increased pursuant to the terms hereof.

2. All references in the Mortgage to the Maturity Date are changed from August 10, 2016 to August 10, 2017.

3. Section 2.3 of the Mortgage is hereby deleted in its entirety and the following is inserted in lieu thereof:

“2.3 Maximum Amount of Indebtedness. Notwithstanding anything to the contrary in the Mortgage, the maximum aggregate principal amount of indebtedness that is, or under any contingency may be, secured by the Mortgage (including Mortgagor’s obligation to reimburse advances made by Mortgagee), either at execution or at any time thereafter, including future advances which will be advanced from time to time from and after the date hereof and may include readvances of amounts repaid (the “Secured Loan Amount”), shall not exceed in the aggregate at any one time the outstanding amount of EIGHTY-EIGHT MILLION AND 00/100 DOLLARS ($88,000,000.00), plus amounts that Mortgagee expends after occurrence of an Event of Default to the extent that any such amounts shall constitute payment of (a) taxes, charges or assessments that may be imposed by law upon the Mortgaged Property; (b) premiums on insurance policies covering the Mortgaged Property; (c) expenses incurred in upholding the lien of the Mortgage, including the expenses of any litigation to prosecute or defend the rights and lien created by the Mortgage; or (d) any amount, cost or charge to which Mortgagee becomes subrogated, upon payment, whether under recognized principles of law or equity, or under express statutory authority; then in such event, such amounts or costs, together with interest thereon, shall be added to the indebtedness secured hereby and shall be secured by the Mortgage.

All persons and entities with any interest in the Mortgaged Property or about to acquire any such interest should be aware that the Mortgage secures more than the stated principal amount of the Note and interest thereon; the Mortgage secures any and all other amounts which may become due under the Note or other document or instrument evidencing, securing or otherwise affecting the indebtedness, including, without imitation, any and all amounts expended by Mortgagee upon an Event of Default to operate, manage or maintain the Mortgaged Property or to otherwise protect the Mortgaged Property or the lien of the Mortgage.”

4. Section 9.2 of the Mortgage is hereby deleted in its entirety and the following is inserted in lieu thereof:

“9.2 Rhode Island Open-End Mortgage Provisions. The Mortgage permits and secures any and all current and future advances to the Mortgagor evidenced by (or pursuant to) any one or more of the following: the Note, the Loan Documents or other documents evidencing the Obligations or the Indebtedness, such other note or notes as may be signed by Mortgagor payable to Mortgagee and such other agreement(s) as may be entered into by Mortgagor with the Mortgagee, and signed by Mortgagor. The unpaid principal balance of indebtedness outstanding under the Mortgage shall at no time exceed $88,000,000.00. Mortgagee will accept notices pursuant to Sections 34-25-10(b) and 34-25-11 of the General Laws of the State of Rhode Island, 1956, Reenactment of 1995, as amended, at the address specified on page 1 of the Mortgage.”

5. Except as expressly set forth above, all terms and conditions of the Mortgage shall remain unchanged and in full force and effect.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK.

SIGNATURE PAGE FOLLOWS.]

IN WITNESS WHEREOF, Mortgagor has executed this Amendment effective as of the date first above written.

MORTGAGOR:

ALEXION MANUFACTURING LLC, a Delaware limited liability company

By:	ALEXION PHARMACEUTICALS, INC., a Delaware corporation, its sole member

By:	/s/ David W. Keiser
Name:	David W. Keiser
Title:	President and Chief Operating Officer

ACKNOWLEDGMENT

STATE OF CONNECTICUT	)
) ss.
COUNTY OF NEW HAVEN	)

On July 17, 2007 before me, Taina Badillo, a Notary Public in and for said State, personally appeared David W. Keiser, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal

Signature:	/s/ Taina Badillo
Print Name:	Taina Badillo

My commission expire: 8/31/2011

[SEAL]

EXHIBIT A

LEGAL DESCRIPTION

PARCEL ONE

Address:	100 Technology Way
City/Town:	Smithfield
County:	Providence
State:	RI
Lot No.:	219
Plat No.:	49

THAT CERTAIN TRACT OR PARCEL OF LAND WITH ALL BUILDINGS AND IMPROVEMENTS THEREON WHICH IS SHOWN AS LOT 4 ON THAT CERTAIN PLAT ENTITLED “SUBDIVISION PLAN ISLAND WOODS COMMERCE PARK DOUGLAS PIKE—ROUTE 7 SMITHFIELD, R.I. MAGUIRE GROUP INC. PROVIDENCE, RI SCALE: 1” = 150’ DATE 2/18/93” RECORDED FEBRUARY 17, 1993 IN THE LAND EVIDENCE RECORDS FOR THE TOWN OF SMITHFIELD, SAID PARCEL BEING BOUNDED AND DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT IN THE WESTERLY PROPERTY LINE OF LAND N/F OF MAURICE BISSONNETTE, SAID POINT BEING LOCATED 443.45’ SOUTHERLY OF THE SOUTHEASTERLY CORNER OF LAND N/F OF BENJAMIN GODON AS MEASURED ALONG THE BOUNDARY LINE OF SAID BISSONNETTE LAND AND LAND N/F OF THE RHODE ISLAND PORT AUTHORITY AND ECONOMIC DEVELOPMENT CORPORATION. SAID POINT BEING THE SOUTHEASTERLY CORNER OF THE SAID PORT AUTHORITY LAND AND THE NORTHEASTERLY CORNER OF THE PARCEL HEREIN DESCRIBED;

THENCE PROCEEDING N 88° 07’ 44” W A DISTANCE OF 313.54’ TO AN ANGLE POINT;

THENCE PROCEEDING S 71° 51’ 16” W A DISTANCE OF 60.63’ TO AN ANGLE POINT;

THENCE PROCEEDING S 51° 51’ 16” W A DISTANCE OF 289.09’ TO AN ANGLE POINT;

THENCE PROCEEDING S 31° 51’ 16” W A DISTANCE OF 125.99’ TO A RHODE ISLAND HIGHWAY BOUND (RIHB) FOUND AT THE POINT OF CURVATURE AT THE NORTHWESTERLY CORNER OF THE PARCEL HEREIN DESCRIBED AT THE EASTERLY STREET LINE OF A PROPOSED STREET, THE LAST FOUR HEREIN DESCRIBED COURSES ARE BOUNDED NORTHERLY BY SAID PORT AUTHORITY LAND;

THENCE PROCEEDING S 37° 49’ 11” E ALONG THE SAID STREET LINE A DISTANCE OF 134.06’ TO A FOUND RIHB AT A POINT OF CURVATURE;

THENCE PROCEEDING SOUTHEASTERLY AND SOUTHERLY ALONG THE ARC OF A CURVE TANGENT TO THE PREVIOUS COURSE, DEFLECTING TO THE RIGHT,

HAVING A RADIUS OF 225.00’ AND A CENTRAL ANGLE OF 41° 49’ 28” A DISTANCE OF 164.24’ TO A FOUND RIHB AT A POINT OF TANGENCY;

THENCE PROCEEDING S 04° 00’ 17” W TANGENT TO THE PREVIOUS COURSE ALONG THE SAID STREET LINE A DISTANCE OF 376.77’ TO A FOUND BROKEN RIHB AT THE SOUTHWESTERLY CORNER OF THE PARCEL HEREIN DESCRIBED AT OTHER LAND N/F OF THE RHODE ISLAND PORT AUTHORITY AND ECONOMIC DEVELOPMENT CORPORATION;

THENCE PROCEEDING N 81° 43’ 02” E BOUNDED SOUTHERLY BY SAID PORT AUTHORITY LAND A DISTANCE OF 628.45’ TO A FOUND RIHB FOR A CORNER;

THENCE PROCEEDING N 07° 34’ 14” W BOUNDED EASTERLY BY SAID PORT AUTHORITY LAND A DISTANCE OF 200.02’ TO A FOUND RIHB FOR A CORNER;

THENCE PROCEEDING N 81° 43’ 02” E BOUNDED SOUTHERLY TO SAID PORT AUTHORITY LAND A DISTANCE OF 170.44’ TO A FOUND BROKEN RIHB FOR CORNER AT SAID BISSONNETTE LAND;

THENCE PROCEEDING N 18° 08’ 44” W BOUNDED EASTERLY BY SAID BISSONNETTE LAND A DISTANCE OF 648.55’ TO THE POINT AND PLACE OF BEGINNING.

PARCEL TWO

Address:	30 Hanton City Road
City/Town:	Smithfield
County:	Providence
State:	RI
Lot No.:	78
Plat No.:	49

That certain parcel of land in Smithfield, Rhode Island located on the northwesterly line of Hanton City Road about 630 feet northerly of the intersection of Hanton City Road and Lydia Ann Road shown as New Lot 78 on that plan entitled “Lydia Ann Road Essex Road & Hanton City Road Smithfield, Rhode Island Administrative Subdivision Plan Assessor’s Plat 49 Lots 74, 78, 79 & 218” issued for recording, prepared by Vanasse Hangen Brustlin, Inc. 5 30 Broadway Providence, Rhode Island.

Beginning at the southeasterly corner of the herein described parcel at the northeasterly corner of land now or formerly of Joseph F.L. Mello Jr. & Carol Mello as shown on the Town of Smithfield Tax Assessor’s Plat 49 as Lot 77;

Thence: bounded southerly by said Mello land S 81° 32’ 43” W a distance of one hundred fifty four and 1/10 (154.1) (one hundred fifty four and 05/100 (154.05) as measured) feet to a point;

Thence: bounded westerly by land now or formerly of the Rhode Island Economic Development Corporation N 23° 38’ 40” W a distance of three hundred eighty five (385) (three hundred eighty four and 98/100 (384.98) as measured) feet more or less to a point;

Thence: bounded westerly by land now or formerly of the Rhode Island Economic Development Corporation N 16° 46’ 22” W a distance of five hundred thirty nine and 48/100 (539.48) feet to a point;

Thence: bounded westerly by land now or formerly of the Rhode Island Economic Development Corporation N 09° 09’ 21” W a distance of two hundred forty six and 10/100 (246.10) feet to a point;

Thence: bounded westerly by land now or formerly of the Rhode Island Economic Development Corporation N 14° 21’ 11” E a distance of seven hundred forty three and 19/100 (743.19) feet to a point;

Thence: bounded northeasterly by land now or formerly of Maurice Bissonnette S 39° 20’ 08” E a distance of one hundred twenty six and 67/100 (126.67) feet to a point;

Thence: bounded northeasterly by land now or formerly of Maurice Bissonnette S 65° 57’ 07” E a distance of five hundred nine and 67/100 (509.67) feet to a point marked by a found concrete bound with drill hole;

Thence: bounded northeasterly by land now or formerly of Maurice Bissonnette S 36° 51’ 15” E a distance of two hundred two and 93/100 (202.93) feet to a point marked by a found concrete bound with drill hole;

Thence: bounded northeasterly by land now or formerly of Maurice Bissonnette S 41° 39’ 13” E a distance of one hundred seven and 56/100 (107.56) feet to a point marked by a found concrete bound with drill hole in the northwesterly side of Hanton City Road;

Thence: bounded southeasterly by Hanton City Road S 33° 08’ 38” W a distance of two hundred seventy five and 48/100 (275.48) feet to a point marked by a found concrete bound with drill hole;

Thence: bounded easterly by Hanton City Road S 10° 21’ 28” W a distance of three hundred fifty two and 74/100 (352.74) feet to a point marked by a found concrete bound with drill hole;

Thence: bounded easterly by Hanton City Road S 05° 54’ 38” W a distance of two hundred eight and 79/100 (208.79) feet to a point marked by a found concrete bound with drill hole;

Thence: bounded southeasterly by Hanton City Road S 34° 08’ 26” W a distance of sixty seven and 71/100 (67.71) feet to a point marked by a found concrete bound with drill hole;

Thence: bounded southeasterly by Hanton City Road S 54° 18’ 20” W a distance of one hundred eighty two and 05/100 (182.05) feet to a point marked by a granite bound found;

Thence: bounded southeasterly by Hanton City Road S 44° 33’ 20” W a distance of forty five and 2/10 (45.2) feet to a point;

Thence: bounded southeasterly by Hanton City Road S 30 ° 03’ 20” W a distance of fifty six and 8/10 (56.8) feet to a point;

Thence: bounded southeasterly by Hanton City Road S 14° 33’ 20” W a distance of twenty three (23) (thirty seven and 42/100 (37.42) as measured) feet to a point;

Thence: bounded southeasterly by Hanton City Road S 19° 30’ 39” E a distance of two hundred twenty (220) (two hundred seven and 83/100 (207.83) as measured) feet to the point of beginning.

Together with and subject to the rights and easements as set forth in the Private Access Road Easement Agreement dated May 1, 2002 and recorded in Book 322, Page 867; the Cross-Easement Agreement dated June 1, 1999 and recorded in Book 257, Page 498, as amended by Amendment dated May 1, 2002 and recorded in Book 322, Page 837; and the Buffer Zone Easement and Agreement dated May 1, 2002 and recorded in Book 322, Page 848 in the Smithfield Land Evidence Records.